The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.15

Final Form

OPTION TO ENTER INTO A PURCHASE AGREEMENT

This Option to Enter into a Purchase Agreement (this “Agreement”) is entered into as of February 28, 2017, by and among (i) eRx Network Holdings, Inc., a Delaware corporation (“Echo Connect Holdings”), eRx Network, LLC, a Delaware limited liability company and a wholly owned subsidiary of eRx Network Holdings (“Connect LLC”; and together with Echo Connect Holdings, the “Connect Parties”) (ii) Change Healthcare, Inc., a Delaware corporation (“Echo Holdco”), Change Healthcare Solutions, LLC, a Delaware limited liability company (“Change Solutions” and together with Echo Holdco, the “Echo Parties”), Change Healthcare Intermediate Holdings, LLC (f/k/a PF2 NewCo Intermediate Holdings, LLC), a Delaware limited liability company (“Change Intermediate”), Change Healthcare Holdings, LLC (f/k/a PF2 NewCo Holdings, LLC), a Delaware limited liability company (“Change Holdings”), Change Healthcare Holdings, Inc., a Delaware corporation, Change Healthcare Operations, LLC, a Delaware limited liability company, Change Healthcare Finance, Inc., a Delaware corporation, McKesson Technologies LLC, a Delaware limited liability company, PST Services LLC, a Georgia limited liability company (collectively and together with Echo Holdco and Change Solutions, the “Company Parties”), (iii) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI L.P. and Blackstone Family Investment Partnership VI-ESC L.P. (collectively, “BX”), (iv) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P., Hellman & Friedman Capital Associates VI, L.P. (collectively, “H&F” and together with BX, the “Sponsors”), and (v) the other equityholders of Echo Connect Holdings set forth on Schedule I hereto and anyone who becomes an equityholder pursuant to the terms of the Echo Connect Stockholders Agreement (as defined below) (together with BX and H&F, the “Echo Shareholders”). Reference is made to the Agreement of Contribution and Sale, dated as of June 28, 2016, by and among Change Healthcare LLC (f/k/a PF2 NewCo LLC), a Delaware limited liability company (the “Company”), Change Intermediate, Change Holdings, HCIT Holdings, Inc., a Delaware corporation (“Echo”), Echo Holdco, the Echo Shareholders and McKesson Corporation, a Delaware corporation (“MCK”) (the “Contribution Agreement”). Capitalized terms used in this Agreement but not otherwise defined in this Agreement have the meaning assigned to such terms in the Contribution Agreement. This Agreement will be effective with respect to the Company Parties (with the exception of the Echo Parties) upon and following consummation of the Closing of the transactions contemplated by the Contribution Agreement.

In consideration of the mutual promises and covenants set forth herein, and in consideration for the representations and warranties herein contained, the Echo Parties, the Connect Parties and each Echo Shareholder hereby agree as follows:

1.

Option to Purchase. Change Solutions (or any Subsidiary of any Echo Party that it designates) is hereby granted an option to purchase, at its election, all of the issued and outstanding capital stock of Echo Connect Holdings (the “Option”) on the terms set forth herein.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2.

Exercise of Option. After the closing of the transactions contemplated by the Contribution Agreement (the “Closing”) and through March 1, 2022 (the “End Date”), Change Solutions may exercise the Option at any time MCK owns (directly or indirectly) less than 5% of the equity securities in the Company (the “Echo Option Trigger”). Change Solutions (or any Subsidiary of any Echo Party that it designates) may exercise the Option by delivering written notice (the “Option Notice”) to the Echo Shareholders and Echo Connect Holdings of its intent to exercise the Option.

3.

Option Mechanics. Within 20 Business Days of its receipt of the Option Notice, Echo Connect Holdings and the Echo Shareholders will deliver to Change Solutions (or any Subsidiary of any Echo Party that it designates) a purchase agreement (the “Echo Connect Purchase Agreement”) consistent with the terms set forth herein, which Echo Connect Holdings, the Echo Shareholders and the Echo Parties (or any designated Subsidiary of the Echo Parties) hereby covenant and agree to execute as soon as reasonably practical.

4.

Expiration of the Option. In the event that the End Date shall have occurred with no Echo Option Trigger having occurred or no Option Notice having been delivered pursuant to the terms hereof, the Option shall expire and be null and void and this Agreement shall terminate without further action by the parties hereto at the End Date, subject to Section 15, unless otherwise extended in writing by each of the parties hereto.

5.

Option Purchase Price. In consideration of its acquisition of all of the issued and outstanding capital stock of Echo Connect Holdings pursuant to the Echo Connect Purchase Agreement, the Echo Connect Purchase Agreement will provide that Change Solutions (or any Subsidiary of any Echo Party that it designates), will pay to the Echo Shareholders at the closing under the Echo Connect Purchase Agreement an aggregate amount equal to (i) $1.00 plus (ii) the product of (A) (y) the estimated cumulative EBITDA for the 12-month period ended at the end of the most recent calendar month preceding the date of delivery of the Option Notice to the Echo Shareholders and Echo Connect Holdings (the “Trailing 12-month EBITDA”) of Echo Connect Holdings and its Subsidiaries as of the closing of the Echo Connect Purchase Agreement less (z) $14,269,000 multiplied by (B) twelve (12) (the “Purchase Price”). The Purchase Price will not be subject to an adjustment for cash, working capital or debt, but will contain a customary post-closing true-up of the estimated Trailing 12-month EBITDA compared against the actual Trailing 12-month EBITDA consistent with that set forth in Section 2.02 of the Contribution Agreement (mutatis mutandis). Notwithstanding the first sentence of this Section 5, in the event the Trailing 12-month EBITDA of Echo Connect Holdings and its Subsidiaries as of the closing of the Echo Connect Purchase Agreement is less than or equal to $14,269,000, the Purchase Price will be $1.00. “EBITDA” means with respect to Echo Connect Holdings and its Subsidiaries, “EBITDA” as calculated in the Credit Agreement, dated as of March 1, 2017, among Change Healthcare Intermediate Holdings, LLC, a Delaware limited liability company, Change Healthcare Holdings, LLC, a Delaware limited liability company, certain subsidiaries of the Parent Borrower, as Borrowers and Guarantors (each as defined therein), the Lenders (as defined therein) party thereto from time to time, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and the other parties party thereto (the “Credit Agreement”) as further adjusted for (i) any synergies resulting from Echo Connect Holdings and its Subsidiaries being integrated with Change Solutions (or any Subsidiary of any Echo Party that it designates), (ii) any run rate adjustments for cost actions already taken during the relevant period, (iii) any direct acquisition costs, such as third-party due diligence, legal and advisory costs and (iv) any run rate adjustments for acquisitions which occurred during the relevant period.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

6.

Limited Terms of the Echo Connect Purchase Agreement. The only representations and warranties given by the Echo Shareholders in the Echo Connect Purchase Agreement will be those related to organization (if applicable), authority, noncontravention of organizational documents, law or material agreements of the Person making such representation or warranty, title (other than customary permitted liens) and no brokers. Such representations and warranties will be made by each Echo Shareholder on a several (and not joint) basis solely as to itself. The Echo Connect Purchase Agreement will not contain any indemnification obligations on the part of any party, and the equity securities will be sold on an “as is, where is” basis (subject only to the representations and warranties set forth above) and the Echo Parties (and any of their designees) shall acknowledge that they have not relied on any representation or warranty other than as set forth in the Echo Connect Purchase Agreement.

7.

Representations of the Echo Shareholders and the Connect Parties. Each Echo Shareholder and each Connect Party (severally as to itself and not jointly) hereby represents and warrants to the Echo Parties that (i) this Agreement is a valid and binding agreement of such Person, enforceable against it in accordance with its terms and (ii) as of the date hereof, the Echo Shareholders are, and as of the date of the consummation of the Closing of the transactions under the Echo Connect Purchase Agreement will be, the only holders of capital stock in Echo Connect Holdings (other than any Person who receives capital stock in Echo Connect Holdings pursuant to employee incentive arrangements and becomes subject to the Echo Connect Stockholders Agreement (as defined below)).

8.	Covenants of the Echo Shareholders and the Connect Parties.

a.

From the Closing through the End Date (or, if the Option is properly exercised hereunder, the effective execution of the Echo Connect Purchase Agreement by all of the parties contemplated thereby pursuant to the terms hereof), the Connect Parties will (i) not sell, convey, transfer or encumber any material asset (or equity securities) of the Connect Parties outside the ordinary course of business, other than to secure indebtedness for borrowed money; provided that any encumbrance of any equity securities of the Connect Parties to secure indebtedness for borrowed money shall be made subject to the Option in all respects; and (ii) not permit any funds to leave the Connect Parties for the benefit of any Echo Shareholder other than (1) any indemnification or advancement payments owed under its organizational agreements, any payments in accordance with any equity incentive plan or any payments pursuant to applicable law or court order or (2) any payments in the ordinary course of business provided, any such payments described in clause (2) made for the benefit of any Echo Shareholder must be entered into on arm’s length terms and in the ordinary course of business for the purchase of materials, supplies, goods, services (excluding any employment agreements), equipment or other assets that are generally available for purchase by business entities in the Connect Parties’ line of business on substantially similar terms from non-affiliated suppliers or providers.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

b.

From the Closing through the End Date (or, if the Option is properly exercised hereunder, the effective execution of the Echo Connect Purchase Agreement), each Echo Shareholder agrees (as to itself) not to transfer any capital stock in Echo Connect Holdings, other than a transfer permitted under Section 4.1 of the Echo Connect Stockholders Agreement (as defined below) and in accordance with Section 10.

c.

The Echo Shareholders and Echo Connect Holdings are party to the Stockholders Agreement of Echo Connect Holdings set forth in Exhibit A (the “Echo Connect Stockholders Agreement”), and each Echo Shareholder will exercise (to the extent it is able) and otherwise comply with the drag-along provisions set forth in Section 4.5 thereof in connection with the valid exercise of the Option.

d.

Effective as of the date of this Agreement, each of Echo Connect Holdings and Connect LLC shall amend and restate their certificate of incorporation and certificate of formation, respectively, to include a statement in form and substance satisfactory to the Echo Parties that such entity is subject to the Option in all respects. From and after the date of this Agreement through the End Date, the Connect Parties shall not further amend or restate their organizational documents to remove or modify the foregoing restrictive statement from their organizational documents.

e.

From and after the date of this Agreement through the End Date, any certificates or other instruments issued and outstanding representing equity securities in the Connect Parties shall be notated by the applicable Connect Party with a legend stating that any transfer of such equity securities is subject to the Option in all respects.

9.

Publicity and Confidentiality. The Echo Parties, the Connect Parties and each Echo Shareholder shall keep confidential this Agreement, the transactions contemplated hereby and any non-public information relating to the Connect Parties, Echo, the Company or any of their respective Subsidiaries and shall not disclose, issue any press release or otherwise make any public statement in connection therewith (other than as may be necessary to monitor, increase or decrease its investment in the Company) without the prior written consent of the Sponsors (not to be unreasonably withheld); provided, that such Echo Parties, the Connect Parties and each Echo Shareholder may disclose any such information (i) as has become generally available to the public, (ii) to its employees and attorneys, accountants, consultants and other professional advisers who need to know such information, including to the extent necessary to obtain their services in connection with monitoring its investment in the Connect Parties, Echo, the Company or any of their respective Subsidiaries, and agree to keep it confidential, (iii) to the extent required in order to comply with reporting obligations to its direct or indirect partners, members, or other equity holders (including the employees and professional advisors of such equity holders)

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

who have agreed (subject to customary exceptions) to keep such information confidential, (iv) to persons who have expressed a bona fide interest in becoming limited partners, members or other equity holders of a party hereto or its related investment funds, in each case who have agreed to keep such information confidential, (v) to the extent necessary in order to comply with any law, order, regulation, ruling or stock exchange rules applicable to such party, (vi) as may be required in connection with a registered offering, including any disclosure contemplated under the Registration Rights Agreement, (vii) to any proposed Permitted Transferee (as defined in the Echo Connect Stockholders Agreement) of such party or any proposed transferee in any transfer in compliance with this Agreement, in each case, to the extent that that such transferee agrees to be bound by customary confidentiality provisions with respect to any confidential information of the Connect Parties, Echo, the Company and any of their respective Subsidiaries and/or (viii) in response to any summons or subpoena or in connection with any litigation, it being agreed that, unless such information has been generally available to the public, if such information is being requested pursuant to a summons or subpoena or a discovery request in connection with a litigation, (x) the Echo Parties, the Connect Parties and each Echo Shareholder shall, to the extent permitted by applicable law, give the other party(ies) notice of such request and shall cooperate with the other party(ies) at their request so that such party may, at its cost and in its discretion, seek a protective order or other appropriate remedy, if available, and (y) in the event that such protective order is not obtained (or sought by the other party after notice), such disclosing party (a) shall furnish only that portion of the information which, in accordance with the advice of counsel, is legally required to be furnished and (b) will exercise its reasonable efforts to obtain assurances that confidential treatment will be accorded such information. Nothing contained herein shall prevent the use (subject, to the extent practicable, to a protective order) of any such confidential information in connection with the assertion or defense of any claim; provided, further that nothing in this Section 9 shall be deemed to restrict any party’s ability to monetize its equity investment in of in compliance with applicable securities laws. Notwithstanding anything in this Section 9 to the contrary, each of the Echo Parties, the Connect Parties and each Echo Shareholder acknowledges and agrees (a) to be bound by the confidentiality provisions of the LLC Agreement (as defined in the Echo Connect Stockholders Agreement) with respect to any confidential information of the Company or its Subsidiaries, and if any provision herein is in conflict with the confidentiality provisions of the LLC Agreement (as defined in the Echo Connect Stockholders Agreement), than the more restrictive provision on such Echo Parties, the Connect Parties and each Echo Shareholder shall govern with respect to confidential information about the Company and its Subsidiaries and (b) that each other party may develop or receive from third parties information that is the same as or similar to the confidential information of Connect Parties, Echo, the Company or any of their respective Subsidiaries, and that nothing in this Agreement restricts or prohibits any party (by itself or through a third party) from developing, receiving or disclosing such information, or any products, services, concepts, ideas, systems or techniques that are similar to or compete with the products, services, concepts, ideas, systems or techniques contemplated by or embodied in the confidential information of Connect Parties, Echo, the Company or any of their respective Subsidiaries.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

10.

No Assignment; Additional Echo Shareholders. No party hereto will have the right to sell, transfer, assign or pledge all or any portion of its interest in this Agreement without the prior written approval of the other parties hereto; provided, however, that each Echo Shareholder may sell, transfer, assign or pledge all or any of its rights hereunder in connection with any Transfer permitted under the Echo Connect Stockholders Agreement, provided that such transferee executes a joinder to this Agreement as a party hereto. Pursuant to the terms of the Echo Connect Stockholders Agreement and prior to expiration of this Agreement pursuant to Section 4, Echo Connect Holdings will not issue any additional Equity Interests (as defined in the Echo Connect Stockholders Agreement) to any Person that has not executed and delivered a joinder to this Agreement as a party hereto.

11.

Governing Law. This Agreement and any related dispute shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice of law provisions that would result in the application of the laws of any other state.

12.

Jurisdiction; Venue; Service of Process. Each of the parties to this Agreement (i) hereby irrevocably submits to the exclusive jurisdiction of the courts of the state of Delaware or (to the extent subject matter jurisdiction exists therefor) the United States District Court for the district of Delaware for the purpose of any action or proceeding against the parties related in any way to this Agreement, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other action in any other court other than one of the above-named courts or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such action other than before one of the above-named courts. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE ABOVE-NAMED COURTS MAY BE ENFORCED IN ANY JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY AND VOLUNTARILY WAIVES AND AGREES NOT TO ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTERS WITH RESPECT TO THIS AGREEMENT OR ANY ALL ACTIONS OR PROCEEDINGS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION AND THAT SUCH ACTION WILL INSTEAD BY TRIED BY A JUDGE SITTING WITHOUT A JURY. Each party hereto hereby (a) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by Delaware law, (b) agrees that service of process made in accordance with clause (a) or made by

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

registered or certified mail, return receipt requested, at its address specified pursuant to Section 18, will constitute good and valid service of process in any such action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

13.

Specific Performance. Each of the parties hereto acknowledges and agrees that each of the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties hereto agrees that, without posting bond or other undertaking, each of the other parties hereto will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any claim instituted in any court specified in clause (a) of Section 11 in addition to any other remedy to which he, she or it may be entitled, at law or in equity. Each of the parties hereto further agrees that, in the event of any action for specific performance in respect of such breach or violation, he, she or it will not assert the defense that a remedy at law would be adequate.

14.

Miscellaneous. No amendment, termination or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment or termination, by each of the parties hereto, or in the case of a waiver, by the party hereto against whom the waiver is to be effective. No waiver by any party hereto of any breach or violation of, default under or inaccuracy in any representation, warranty, covenant or agreement hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation, default of or inaccuracy in any representation, warranty, covenant or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No delay or omission on the part of any party hereto in exercising any right, power or remedy under this Agreement will operate as a waiver thereof. Nothing in this Agreement, express or implied, is intended to confer, nor shall anything herein confer, on any person other than the parties hereto, and their respective successors or permitted assigns, any rights, remedies, obligations or liabilities. Subject to the terms and conditions contained herein, each party hereto shall, upon the request from time to time of the Connect Parties or the Echo Parties and without further consideration, do, execute and perform all such other acts, deeds and documents as may be reasonably requested by the Connect Parties or the Echo Parties to carry out fully the purposes and intent of this Agreement.

15.

Effect of Termination. In the event of the termination of the Option pursuant to Section 4, other than the provisions of Sections 9 (Confidentiality), 11 (Governing Law), 12 (Jurisdiction; Venue; Service of Process), 13 (Specific Performance), 14 (Miscellaneous), 16 (Entire Agreement), 17 (Counterparts), 18 (Notices) and this Section 15 (Effect of Termination), which shall survive such termination, this Agreement shall then be null and void and have no further force and effect and all other rights and liabilities of the parties hereto hereunder shall terminate without any liability of any party hereto to any other party hereto other than liability with respect to breaches of this Agreement occurring prior to such termination.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

16.

Entire Agreement. This Agreement, together with the documents explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto.

17.	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

18.

Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email or facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses:

If to Echo Connect Holdings or an Echo Shareholder:

c/o The Blackstone Group

345 Park Avenue

New York, New York 10154

Attention:         John G. Finley

Facsimile:         (212) 583-5749

And a copy (which copy shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention:         R. Newcomb Stillwell

Facsimile:         (617) 235 0213

and

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

Attention:         Jason Freedman

Facsimile:         (415) 315-4876

If to the Echo Parties, to:

Change Healthcare, Inc.

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

Attention:         General Counsel

Facsimile:         (615) 340-6153

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

with a copy to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention:         R. Newcomb Stillwell

Facsimile:         (617) 235 0213

and

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, CA 94025

Attention:         Alan F. Denenberg

Facsimile:         (650) 752-2004

Each of the parties to this Agreement may specify different address or facsimile number by giving notice in accordance with this Section 18 to each of the other parties hereto.

19.

Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, all other provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any provision of this Agreement is invalid, illegal or unenforceable, the parties hereto will negotiate in good faith to modify this Agreement so as to achieve the original intent of the parties.

20.	The Company Parties. The Company Parties hereby agree that each of the Company Parties will be jointly and severally liable for any payment obligations of the Echo Parties contained in this Agreement.

21.

Construction. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified. The term “including” is not limiting and means “including without limitation.” The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

[SIGNATURE PAGE FOLLOWS]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as an agreement under seal as of the date first above written.

ECHO

HCIT HOLDINGS, INC.

	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	President and Treasurer

SOLUTIONS

CHANGE HEALTHCARE SOLUTIONS, LLC

	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

COMPANY PARTIES

CHANGE HEALTHCARE LLC

	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Co-President and Co-Secretary

	By:	/s/ John Saia
	Name:	John Saia
	Title:	Co-President and Co-Secretary

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens

Name:	Gregory T. Stevens
Title:	Co-President and Co-Secretary

By:	/s/ John Saia

Name:	John Saia
Title:	Co-President and Co-Secretary

CHANGE HEALTHCARE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens

Name:	Gregory T. Stevens
Title:	Co-President and Co-Secretary

By:	/s/ John Saia

Name:	John Saia
Title:	Co-President and Co-Secretary

CHANGE HEALTHCARE FINANCE, INC.

By:	/s/ Gregory T. Stevens

Name:	Gregory T. Stevens
Title:	Co-President and Treasurer

By:	/s/ John Saia

Name:	John Saia
Title:	Co-President and Secretary

CHANGE HEALTHCARE OPERATIONS, LLC

By:	/s/ Gregory T. Stevens

Name:	Gregory T. Stevens
Title:	Secretary

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name:	Gregory T. Stevens
Title:	General Counsel and Secretary

CHANGE HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name:	Gregory T. Stevens
Title:	General Counsel and Secretary

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name:	Gregory T. Stevens
Title:	General Counsel and Secretary

ECHO SHAREHOLDERS

BLACKSTONE

BLACKSTONE CAPITAL PARTNERS VI L.P.

By: Blackstone Management Associates VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By: /s/ Neil Simpkins

Name: Neil Simpkins

Title: Senior Managing Director

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

		By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI-ESC L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

		By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: Senior Managing Director

BLACKSTONE EAGLE PRINCIPAL TRANSACTION PARTNERS L.P.

By: Blackstone Management Associates VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

		By:	/s/ Neil Simpkins
Name: Neil Simpkins
Title: Senior Managing Director

GSO	GSO COF FACILITY LLC

By: GSO Capital Partners LP, its Collateral Manager

	By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Person

HELLMAN & FRIEDMAN		H&F HARRINGTON AIV II, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

		By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

HFCP VI DOMESTIC AIV, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

		By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

ECHO CONNECT HOLDINGS

ERX NETWORK HOLDINGS, INC.

	By:	/s/ Colin Ford
Name: Colin Ford
Title: Vice President and General Counsel

ECHO CONNECT LLC

ERX NETWORK, LLC

	By:	/s/ Colin Ford
Name: Colin Ford
Title: Vice President and General Counsel

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

PST SERVICES LLC

By:	/s/ John Saia
Name: John Saia
Title: Vice President and Secretary

MCKESSON TECHNOLOGIES LLC

By:	/s/ John Saia
Name: John Saia
Title: Vice President and Secretary

[Signature Page – eRx Purchase Option Agreement]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Daniel Lieber
Name: Daniel Lieber

Dated: February 14, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Derek C. Woo
Name: Derek C. Woo

Dated: February 13, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Gregory Cohen
Name: Gregory Cohen

Dated: February 16, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Gregory Luff
Name: Gregory Luff

Dated: February 17, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Howard L. Lance
Name: Howard L. Lance

Dated: February 14, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ James Dalen
Name: James Dalen

Dated: February 11, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Jared Sokolsky
Name: Jared Sokolsky

Dated: February 15, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Kevin C. Barrett
Name: Kevin C. Barrett

Dated: February 15, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Kriten Joshi
Name: Kriten Joshi

Dated: February 14, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Lisa M. DiSalvo
Name: Lisa M. DiSalvo

Dated: February 10, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Neil de Crescenzo
Name: Neil de Crescenzo

Dated: February 20, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Philip M. Pead
Name: Philip M. Pead

Dated: February 10, 2017

Address for notices:

[Address]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound by, as an “Echo Shareholder” of eRx Network Holdings, Inc. (“eRx Network”), the Option to Enter into a Purchase Agreement dated as of February 28, 2017 by and among the holders of the eRx Network outstanding shares, as the same may be in effect from time to time (the “eRx Network Option Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the eRx Network Option Agreement.

/s/ Sophia Kim
Name: Sophia Kim

Dated: February 10, 2017

Address for notices:

[Address]